UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                               ------------------

                                    Form 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of Earliest Event Reported): February 12, 2004

                            THE KEITH COMPANIES, INC.
             (Exact Name of Registrant as Specified in Its Charter)

        California                   000-26561               33-0203193
State or Other Jurisdiction         (Commission             (IRS Employer
     of Incorporation)              File Number)          Identification No.)

                               19 Technology Drive
                            Irvine, California 92618
                    (Address of Principal Executive Offices)

                                 (949) 923-6001
                         (Registrant's Telephone Number)

ITEM 5. OTHER EVENTS AND REQUIRED FD DISCLOSURE

     Reference is made to the press release of Registrant issued on February 12, 2004, regarding earnings guidance, which is incorporated herein by reference. A copy of the press release is attached to this Form 8-K as Exhibit 99.1.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c)  Exhibits

     99.1 Press release dated February 12, 2004, regarding 2003 Year End results and earnings guidance.

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

     Reference is made to the press release of Registrant issued on February 12, 2004, regarding 2003 Year End results, which is incorporated herein by reference. A copy of the press release is attached to this Form 8-K as Exhibit 99.1.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

February 11, 2004                THE KEITH COMPANIES, INC.




                                 /s/ Gary C. Campanaro
                                 ---------------------------------
                                 By:  Gary C. Campanaro
                                      Chief Financial Officer and Secretary

                                  EXHIBIT INDEX

EXHIBIT

99.1 Press release dated February 12, 2004, regarding 2003 Year End results and earnings guidance.